Exhibit 10.1
March 28, 2006
Affirmative Insurance Holdings, Inc.
4450 Sojourn Drive
Suite 500
Addison, Texas 75001
Re:	Third Amendment to Credit Agreement

Credit Agreement dated as of July 30, 2004 (such agreement, together with all amendments and restatements, the “Credit Agreement”), by and among Affirmative Insurance Holdings, Inc., Affirmative Insurance Company, Insura Property and Casualty Insurance Company, and The Frost National Bank, as Administrative Agent, Lender and L/C Issuer
Dear Sir or Madam:
     Capitalized terms not otherwise defined in this Third Amendment to Credit Agreement (“Third Amendment”) have the meaning specified in the Credit Agreement.
     By your execution of this letter, you agree to as follows:
     1. Amendment to Credit Agreement Section 6.2(b)(iii).
     Credit Agreement Section 6.2(b)(iii) is deleted in its entirety and the following is substituted in lieu thereof:
Within 60 days after the end of each fiscal quarter of Borrower, a Loss Report as at the last day of such quarter.
     2. Amendment to Credit Agreement Section 7.1.
     Credit Agreement Section 7.1 is deleted in its entirety and the following is substituted in lieu thereof:
Combined Ratio. Borrower shall not permit the Combined Ratio of any RIC to be greater than 100% at any time; provided, with respect (a) any RIC which owns all of the capital stock of another RIC, and (b) any RIC which is a wholly-owned Subsidiary of another RIC, the Combined Ratio shall be determined on a consolidated basis for such RICs.
     3. Amendment to Credit Agreement Section 7.2.
     Credit Agreement Section 7.2 is deleted in its entirety and the following is substituted in lieu thereof.
Risk-Based Capital. Borrower shall not permit Risk-Based Capital of any RIC to be less than 250% at any time; provided, with respect (a) any RIC which owns all of the capital stock of another RIC, and (b) any RIC which is a wholly-owned Subsidiary of another RIC, Risk-Based Capital shall be determined on a consolidated basis for such RICs.
     4. Amendment to Exhibit H (Compliance Certificate).
     Exhibit H to the Credit Agreement is deleted in its entirety and a new Exhibit H, in the form of Exhibit H hereto, is substituted in lieu thereof.
     5. Amendment to Schedule 8.21 (Key Personnel).
     Schedule 8.21 to the Credit Agreement is deleted in its entirety and a new Schedule 8.21, in the form of Schedule 8.21 hereto, is substituted in lieu thereof.
     6. No Waiver. Each of Borrower, each RIC and each other Obligor recognizes and agrees that (a) as of November 13, 2005, Thomas E. Mangold resigned as Chief Executive Officer and President of Borrower, (b) Credit Agreement Section 9.1(k) provides that an Event of Default will exist if a Change in Control occurs, (c) a Change in Control occurs when “any of the individuals described on Schedule 8.21 . . . does not (i) hold the position with Borrower or the specified Subsidiary described on Schedule 8.21 after the Agreement Date and a replacement reasonably satisfactory to Required Lenders has not assumed such office or title within 180 days after the occurrence of such event . . .,” (d) the resignation of Thomas E. Mangold as Chief Executive Officer and President of Borrower and the lack of a Chief Executive Officer and President of Borrower will be a Change in Control, if replacements reasonably satisfactory to Required Lenders have not assumed the offices of Chief Executive Officer and President of Borrower on or before May 12, 2006, (e) the resignation of Thomas E. Mangold as Chief Executive Officer and President of Borrower and the lack of a Chief Executive Officer and President of Borrower are a Default (“Existing Default”), and (f) the amendment to Schedule 8.21 (including the lack of designation of an individual as Chief Executive Officer or President of Borrower) pursuant to this Third Amendment is not intended as, and shall not be construed as, a waiver of any rights of Administrative Agent or any Lender with respect to the resignation of Thomas E. Mangold, any resulting Change in Control or the Existing Default.
     7. Consent. Each of Borrower, each RIC and each other Obligor recognizes and agrees that (a) as of November 30, 2005, Timothy A. Bienek resigned as Executive Vice President and Chief Financial Officer of Borrower, (b) Credit Agreement Section 9.1(k) provides that an Event of Default will exist if a Change in Control occurs, (c) a Change in Control occurs when “any of the individuals described on Schedule 8.21. . . . does not (i) hold the position with Borrower or the specified Subsidiary described on Schedule 8.21 after the Agreement Date and a replacement reasonably satisfactory to Required Lenders has not assumed such office or title within 180 days after the occurrence of such event . . .”, (d) the resignation of Timothy A. Bienek as Executive Vice President and Chief Financial Officer of Borrower and the lack of an Executive Vice President and Chief Financial Officer will be a Change in Control, if replacements reasonably satisfactory to Required Lenders have not assumed the offices of Executive Vice President and Chief Financial Officer of Borrower on or before May 29, 2006, (e) the Borrower has elected Mark E. Pape to the position of Executive Vice President and Chief Financial Officer of Borrower effective November 30, 2005, (f) the Required Lenders are satisfied with and have consented to the selection of Mark E. Pape to the position of Executive

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Vice President and Chief Financial Officer of Borrower, and (f) Schedule 8.21 is hereby amended to include Mark E. Pape as Executive Vice President and Chief Financial Officer of Borrower.
     8. Ratification. Each of Borrower, each RIC and each other Obligor hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party or it or its property is subject, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party or it or its property is subject remains in full force and effect and shall continue in full force and effect.
     9. Representations and Warranties. Borrower, each RIC and each other Obligor hereby represent and warrant to Administrative Agent, Lender and L/C Issuer that (a) this Third Amendment has been duly executed and delivered on behalf of Borrower, each RIC and each other Obligor, (b) this Third Amendment constitutes a valid and legally binding agreement enforceable against Borrower, each RIC and each other Obligor, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date of this Third Amendment, both before and after giving effect to this Third Amendment, (d) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document (other than the Existing Default), and (e) the execution, delivery and performance of this Third Amendment have been duly authorized by Borrower, each RIC and each other Obligor.
     10. Conditions to Effectiveness. The effectiveness of this Third Amendment is subject to satisfaction of the following conditions precedent:
     (a) The execution and delivery hereof by Borrower, each RIC, each other Obligor, Administrative Agent, Lender and L/C Issuer and receipt by Administrative Agent of original executed counterparts of this Third Amendment.
     (b) No Default or Event of Default shall exist (other than the Existing Default).
     (c) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Third Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.
     (d) All of the representations and warranties contained in Section 9 shall be true and correct, both before and after giving effect to this Third Amendment.
     11. Effectiveness. Upon satisfaction of all conditions precedent in Section 10, this Third Amendment shall be effective as of September 30, 2005.
     12. Counterparts. This Third Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form each of which shall construe an original, but all of which together shall constitute one and the same instrument.

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     13. Final Agreement of the Parties. THIS THIRD AMENDMENT AND THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

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ADMINISTRATIVE AGENT, LENDER AND L/C ISSUER:	THE FROST NATIONAL BANK, as Administrative Agent, Lender and L/C Issuer

	By:	/s/ STEPHEN S. MARTIN

	Print Name:	Stephen S. Martin

	Print Title:	Vice President

Signature Page to Third Amendment

Acknowledged and agreed to as of
March 28, 2006

BORROWER:

AFFIRMATIVE INSURANCE HOLDINGS, INC.

By:	/s/ DAVID B. SNYDER

David B. Snyder, Senior Vice President

RICS:

AFFIRMATIVE INSURANCE COMPANY

By:	/s/ DAVID B. SNYDER

David B. Snyder, Senior Vice President

INSURA PROPERTY AND CASUALTY INSURANCE COMPANY

By:	/s/ DAVID B. SNYDER

David B. Snyder, Senior Vice President
OTHER OBLIGORS:
A-AFFORDABLE INSURANCE AGENCY, INC.
A-AFFORDABLE LOCATIONS, INC.
A-AFFORDABLE MANAGING GENERAL AGENCY, INC.
AFFIRMATIVE ALTERNATIVE DISTRIBUTION, INC.
AFFIRMATIVE FRANCHISES, INC.
AFFIRMATIVE INSURANCE GROUP, INC.
(formerly known as American Agencies Insurance Group, Inc.)
AFFIRMATIVE INSURANCE SERVICES, INC.
AFFIRMATIVE INSURANCE SERVICES OF SOUTH CAROLINA, INC.
Signature Page to Third Amendment

AFFIRMATIVE MANAGEMENT SERVICES, INC.
AFFIRMATIVE PROPERTY HOLDINGS, INC.
AFFIRMATIVE RETAIL, INC.
AFFIRMATIVE SERVICES, INC.
AFFIRMATIVE SERVICES RETAIL, INC.
AFFIRMATIVE UNDERWRITING SERVICES, INC.
AMERICAN AGENCIES GENERAL AGENCY, INC.
AMERICAN AGENCIES INSURANCE SERVICES OF LOUISIANA, INC.
AMERICAN AGENCIES INVESTMENTS, INC.
DRIVER’S CHOICE INSURANCE AGENCIES, INC.
DRIVER’S CHOICE INSURANCE SERVICES, LLC
FED USA FRANCHISING, INC.
FED USA RETAIL, INC.
INSTANT AUTO INSURANCE AGENCY OF ARIZONA, INC.
INSTANT AUTO INSURANCE AGENCY OF COLORADO, INC.
INSTANT AUTO INSURANCE AGENCY OF INDIANA, INC.
INSTANT AUTO INSURANCE AGENCY OF NEW MEXICO, INC.
INSUREONE INDEPENDENT INSURANCE AGENCY, LLC
SPACE COAST HOLDINGS, INC.
YELLOW KEY INSURANCE AGENCY, INC.

By:	/s/ DAVID B. SNYDER

David B. Snyder, Senior Vice President for all
Signature Page to Third Amendment

EXHIBIT H
Compliance Certificate

Schedule 8.21
Key Personnel

Key Personnel	Title	Company

open	Chief Executive Officer	Affirmative Insurance Holdings, Inc.

open	President	Affirmative Insurance Holdings, Inc.

Mark E. Pape	Chief Financial Officer Executive Vice President	Affirmative Insurance Holdings, Inc.

M. Sean McPadden	Executive Vice President	Affirmative Insurance Holdings, Inc.

	President	Affirmative Insurance Company Insura Property and Casualty Insurance Company